DOMINION FUNDS, INC.

SHEPHERD FUND

Supplement dated August 27, 2009

To the Prospectus and Statement of Additional Information Dated November 5, 2008

This Supplement updates and supersedes any contrary information contained in the Prospectus and Statement of Additional Information dated November 5, 2008, as supplemented by the Supplement dated March 16, 2009 (the “Prospectus” and “Statement of Additional Information,” respectively) of the Dominion Funds, Inc. (the “Company”), consisting of the Shepherd Fund (the “Fund”):

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective October 28, 2009, the Fund intends to change its investment policy to allow it to invest in securities of, and Exchange –Traded Funds (“ETFs”) investing in securities of, companies of all capitalizations, rather than just common stock in companies of large capitalizations.  This supplement is intended to set forth those revisions.

Prospectus

 1.    Fund Summary Section, Investment Summary, Principal Investment Strategy and Policies, the fourth sentence in the first paragraph is deleted in its entirety and replaced with:

When, based on certain technical market indicators, the Advisor believes that the markets are in a long-term uptrend, the Fund will seek to invest at least 80% of its assets in the  securities of companies worldwide of all capitalizations, or through ETFs investing in such securities, that the Fund’s investment advisor believes have potential for capital growth.

The fifth sentence is deleted in its entirety.

2.    Fund Summary, Main Risks, eighth sentence, delete in its entirety and replace with the following:

Change in Investment Policy.    Although it is the Fund’s policy to invest 80% of its assets in securities of companies worldwide of all capitalizations, or through ETFs holding such companies, the Fund may change this investment policy without shareholder approval upon 60 days’ prior notice.

3.    Fund Summary, Performance, first paragraph, delete the third sentence in its entirety.

4.    Investment Objective and Strategy, Principal Investment Strategy, second paragraph, the first sentence is deleted in its entirety and replaced with:

When, based on certain technical market indicators, the Advisor believes that the markets are in a long-term uptrend, the Fund will seek to invest at least 80% of its assets in securities of companies of all capitalizations, or through ETFs holding such companies, that the Fund’s Advisor believes have a good potential for capital growth.

The second sentence is deleted in its entirety.

Statement of Additional Information

1.     Investment Policies and Restrictions, second paragraph, first sentence is deleted in its entirety and replaced with the following:

“The Fund has adopted a policy to invest, based on certain technical market indicators, when the Advisor believes that the markets are in a long-term uptrend, 80% of its assets (as defined in Rule 35d-1) in securities of companies throughout the world of all capitalizations, or through ETFs holding such companies, that the Fund’s investment advisor believes have potential for capital growth.”

The second sentence is deleted in its entirety.